Cincinnati Bell Third Quarter 2018 Results November 8, 2018

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the possibility that the expected synergies and value creation from our acquisition of Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; the risk that unexpected costs will be incurred; and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non- GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell Tom Simpson COO, Cincinnati Bell 4 Page 4

Third Quarter 2018 Highlights Key Financial Metrics Total Revenue Adjusted EBITDA ($ in millions) ($ in millions) $8 $8 $105$14 $387 $14 $17 $77 $85 $141$128 $256$85 $10 $87 $72 $66 $73 $91$67 $70 $181 $253$174 $181$175 $174 $-3 -$3 -$6 -$7 3Q17 3Q18 3Q17 3Q18 Entertainment & Communications IT Services & Hardware Intersegment Entertainment & Communications IT Services & Hardware Corporate Entertainment & Communications IT Services & Hardware Hawaiian Telcom Cincinnati Fioptics Communications 3Q18 Results Revenue of Revenue of Revenue of EBITDA of 598,600 223,311 $86M addresses $47M Hosted $87M $23M UCaaS +9% y/y +7% y/y = q/q +4% q/q +6% y/y Profiles(1) 1. Beginning September 30, 2018, includes Hosted UCaaS Profiles for Hawaiian Telcom totaling 23,700 5 Page 5

Hawaiian Telcom Integration

Hawaiian Telcom

Hawaiian Telcom Has a Solid Foundation to Replicate Cincinnati Bell's Fiber Success

Fiber Build & Expansion

Increase Internet Penetration

- Harmonize construction of fiber with sales efforts and installation lead times
- Target sales and marketing
- Door-to-door sales reps

Operational Improvements

Drive Higher Retention

- Improve the overall customer experience
- Analytic-based customer relations manager ("CRM") platform

Growth Opportunities

Build Scale

- Carrier 5G deployments
- CBTS cross-selling opportunities
- Transpacific fiber cable capacity

Hawaiian Telcom Network Map



Hermosa Beach
California, USA
Kauai
Transpacific
Cable Sea-US
Davao
Piti
Philippines
Guam
Oahu
Honolulu
Molokai
Maui
Manado
Indonesia
Lanai
HAWAII
Hawaii

- Fiber is available to more than 65% of the available 325,000 homes and businesses on the island of Oahu

Hawaiian Telcom 3Q18 Performance

($ in millions)	3Q18
Revenue	$87[1]
Consumer/SMB Fiber	21
Enterprise Fiber	9
Legacy	50
IT Services & HW	10
Adj. EBITDA	$23

- Adjusted EBITDA increased 4% compared to the prior quarter
- On track to achieve $11M in annual synergies within two years post-close

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1. Includes Intercompany revenue of $3 million for the period ending September 30, 2018.

Entertainment & Communications 3Q18 Segment Results Segment Revenue Elements ($ in millions) Cincinnati Hawaii Total Legacy Consumer/SMB 46% Fiber Revenue $173 $80 $253 42% Adj. EBITDA $68 $23 $91 Strategic Revenue Enterprise Adj. EBITDA with39% breakdown29% 36% Fiber margin for 2 segments 12% Highlights • Strong and consistent performance in the fiber network ($ in millions) Cincinnati Hawaii Total business Consumer/SMB • In Cincinnati— $86 $21 $107 Fiber ⁻ Total internet subscribers of 310,700, up 1% y/y ⁻ Fioptics is available to 73% of Greater Cincinnati Enterprise Fiber 21 9 30 • In Hawaii— Legacy 66 50 116 ⁻ Total internet subscribers of 114,400, consistent with 2Q18 Total $173 $80 $253 ⁻ Consumer/SMB Fiber is available 48% of Hawaii 7 Page 7

Continued Strong Demand for Fiber Consumer / SMB Fiber Consumer / SMB Fiber Highlights Subscribers (in thousands) Addresses (in thousands) Cincinnati • Fioptics internet subs increased 164 1,300 during the quarter 64 Penetration 40% 49 73 30 ARPU $51 $235 214$214 235 459 Hawaii 221 237 424 144 • Consumer / SMB Fiber internet 105 142 107 141 140 102 108 subs increased by 2,400 during the quarter 3Q17 3Q18 3Q17 3Q18 Penetration 27% (1) (2) Hawaii Hawaii ARPU $34 • Consumer/SMB FTTP is available to approximately 56% of Greater Cincinnati CBB continues to win with fiber in a competitive • Consumer/SMB FTTP is available to 163,600 homes and businesses on Oahu environment and neighboring islands, or approximately 33% of Hawaii 1. FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node 8 Page 8

IT Services & Hardware Segment Results Segment Revenue Elements Infrastructure Cloud ($ in millions) 3Q18 Y/Y Solutions 18% 19% Revenue $141 62% Adj. EBITDA $17 72% Adj. EBITDA margin 12% = Communications Consulting 33% 30% Highlights ($ in millions) 3Q18 Y/Y Strong year-over-year revenue and Adjusted EBITDA growth • Consulting $42 n/m as a result of strengthening North American platform, including OnX and Hawaiian Telcom Cloud $26 51% • Continued momentum in Communications practice for Communications $47 7% UCaaS, SD-WAN and NaaS technologies • Continued focus on growing higher margin, recurring IT Infrastructure Solutions $26 n/m services Total $141 62% 9 Page 9

Continued Momentum in Communications Communications Revenue Communications Metrics (q/q) Recent Wins ($ in millions) • SD-WAN project to provide service up $47 NaaS 1,101564 Locations to 60 locations $44 • UCaaS platform to SD-WAN enhance business 488 locations applications for 7,000 profiles Hosted UCaaS 223,311(1) Profiles Notable UCaaS Vendor (Gartner Recognition) 3Q17 3Q18 Trusted provider of Voice services for more than 100 years 1. Beginning September 30, 2018, includes Hosted UCaaS Profiles for Hawaiian Telcom totaling 23,700 10 Page 10

Free Cash Flow & Capital Structure

($ in millions)

Free Cash Flow

	3Q18 YTD	Y/Y Change
Adjusted EBITDA (Non-GAAP)	**$264**	**$37**
Interest Payments	(98)	(45)
Pension and OPEB Payments	(12)	(3)
Restructuring & Severance related payments	(15)	12
Transaction and Integration Costs[1]	(38)	(29)
Income Tax Refund	13	(3)
Working Capital and Other	9	(3)
Cash Provided by Operating Activities (GAAP)	**$123**	**($34)**
Capital expenditures	(141)	8
Restructuring & severance related payments	15	(12)
Preferred stock dividends	(8)	-
Transaction and Integration Costs	38	29
Other	-	(1)
Free Cash Flow (Non-GAAP)	**$27**	**($10)**

Net Debt



4.2x
Net Leverage[(2)]
$1,351
4Q17
4.6x
Net Leverage[(3)]
$1,917
3Q18 Proforma

Capital Structure

- Flexible capital structure with strong liquidity
- No material maturities until 2024



$600
$625
$350
$144
$50
$22
$88
2018
2019
2020
2021
2022
2023
2024
2025
Thereafter
Bonds
Term Loan B
AR Facility
Credit Agreement

- Merger with Hawaiian Telcom
  - Cash payments totaled $560M including the repayment of Hawaiian Telcom debt and merger related fees and expenses
  - Issued 7.7M new Cincinnati Bell common shares for Hawaiian Telcom merger consideration

1. For the three and nine months ended September 30, 2018, the adjustment for transaction and integration costs includes a $3.5 million payment of accrued interest on Hawaiian Telcom's debt that was repaid upon the completion of the merger and a $5.0 million contribution to Hawaiian Telcom's pension plan. The pension plan contribution was required by the Public Utilities Commission of the State of Hawaii in order to complete the merger between Cincinnati Bell Inc. and Hawaiian Telcom.
2. Calculated as 4Q17 net debt divided by 2018 Adjusted EBITDA Guidance (mid-point)
3. Calculated as 3Q18 net debt divided by the sum of the original 2018 Adjusted EBITDA (mid-point) provided on February 15, 2018 plus Hawaiian Telcom year-to-date June 30, 2018 results plus the mid-point of expected contribution from Hawaiian Telcom for 2H18

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Cincinnati Bell
connecting what matters

Capital Expenditures ($ in millions) Capital Expenditures • Invested $67 million in Fioptics FY 2018 3Q18 YTD 3Q18 year-to-date – passing an Guidance additional 26,400 addresses in Construction $10 $26 $35 – $45 Installation 16 33 45 – 50 Cincinnati Other 3 8 15 • Expect to pass 40,000 new Consumer/SMB Fiber $29 $67 $95 – $110 addresses in Cincinnati during Enterprise Fiber 4 12 20 Total IT Services & Hardware 2018, up from original 35,000 Maintenance 9 22 40 $6 target $12 Total Entertainment & Communications $42 $101 $155 – $170 $35 - $40 • Anticipate capital expenditures to be at the lower end of range Total IT Services & Hardware $7 $19 $35 – $40 for the full year Actuals/Original Target $49 $120 $190 – $210 Total Hawaiian Telcom $21 $21 $40 – $45 Actuals/Revised Target $70 $141 $230 – $255 12 Page 12

2018 Outlook • Updated previous 2018 financial guidance to Revenue Adjusted EBITDA include the merger with Hawaiian Telcom, which closed on July 2, 2018 Previous Guidance $1,200M – $1,275M $320M – $330M Revenue guidance reflects adoption of new Hawaiian Telcom $175M – $185M $43M – $49M • revenue recognition standard 1 Revised Guidance $1,375M – $1,460M $363M – $379M ⁻ Infrastructure Solutions sales recognized net of product cost Impact of New Revenue Standard Selected 2018 Free Cash Flow Items Revenue Capital Expenditures $230M – $255M Revised Guidance $1,375M – $1,460M Interest payments $120M – $130M Impact of new revenue recognition $505M Pension and OPEB payments $20M – $30M “ASC 606” Revenue Guidance “Pre ASC 606” $1,880M – $1,965M 1. Revised Guidance communicated during Cincinnati Bell’s 2Q18 Earnings Call on August 8, 2018. 13 Page 13

2018 and Beyond

Enhanced Strategic Focus and Flexibility

Two Distinct Businesses with Separate Reporting and Organizational Structures	Entertainment & Communications Fiber continues to differentiate Cincinnati Bell from traditional carriers	IT Services & Hardware Transform to become an international hybrid cloud solutions provider
1 **Focus on investing where we are winning**	• Strong demand for our fiber suite of products • Combined network business with nearly 16K fiber route miles in Greater Cincinnati and Hawaii	• Strengthening North American platform • Growing UCaaS sales funnel – with more multi-faceted wins nationwide
2 **Why we win**	• The more fiber, the greater the market penetration	• IT services business, combined with our network expertise, while being faster and more flexible than the competition
3 **How we win**	• Continued investments in high speed, high bandwidth fiber network creates future-proof asset that has a high barrier to entry	• Enhanced scale and expanded portfolio of complementary IT offerings to win larger, multi-faceted deals
4 **Significant market opportunity**	• Growth driven by IoT and 5G infrastructure spend	• Growth driven by UCaaS, SD-WAN, and NaaS
5 **Multiple upside**	• Network peers trading at ~8-11x	• IT peers trading at ~8-10x
6 **Capital Structure**	• Maintain a disciplined approach to capital allocation and identify opportunities to reduce leverage, creating long-term value for our shareholders and customers	

Cincinnati Bell
connecting what matters

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Appendix Page 15

Consolidated Results ($ in millions, except per share amounts) Three Months Ended September 30, 2018 2017 Revenue $ 386.7 $ 255.5 Costs and expenses Cost of services and products 197.7 127.0 Selling, general and administrative 85.7 53.2 Depreciation and amortization 75.5 47.3 Transaction and integration costs 13.3 12.1 Operating income 14.5 15.9 Interest expense 33.7 18.8 Other components of pension and postretirement benefit plans expense 3.0 3.0 Other (income) expense, net (1.2) 4.5 Loss before income taxes (21.0) (10.4) Income tax (benefit) expense (3.3) 0.6 Net loss (17.7) (11.0) Preferred stock dividends 2.6 2.6 Net loss applicable to common shareowners $ (20.3) $ (13.6) Basic net loss earnings per common share $ (0.41) $ (0.32) Diluted net loss per common share $ (0.41) $ (0.32) Weighted average common shares outstanding (in millions) – Basic 50.1 42.2 – Diluted 50.1 42.2 16 Page 16

Consolidated Results ($ in millions, except per share amounts) Nine Months Ended September 30, 2018 2017 Revenue $ 979.2 $ 764.5 Costs and expenses Cost of services and products 499.4 380.0 Selling, general and administrative 220.2 162.3 Depreciation and amortization 177.6 140.1 Restructuring and severance related charges 4.9 29.2 Transaction and integration costs 18.2 14.4 Operating income 58.9 38.5 Interest expense 96.3 54.9 Loss on extinguishment of debt 1.3 — Other components of pension and postretirement benefit plans expense 9.5 9.4 Gain on sale of Investment in CyrusOne — (117.7) Other (income) expense, net (2.4) 3.5 (Loss) income before income taxes (45.8) 88.4 Income tax (benefit) expense (6.0) 36.5 Net (loss) income (39.8) 51.9 Preferred stock dividends 7.8 7.8 Net (loss) income applicable to common shareowners $ (47.6) $ 44.1 Basic net (loss) earnings per common share $ (1.06) $ 1.05 Diluted net (loss) earnings per common share $ (1.06) $ 1.04 Weighted average common shares outstanding (in millions) – Basic 45.0 42.1 – Diluted 45.0 42.3 17 Page 17